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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-A


                      FOR REGISTRATION OF CERTAIN CLASSES
               OF SECURITIES PURSUANT TO SECTION 12(b) or 12(g)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      COMMONWEALTH BANKSHARES CAPITAL TRUST I                                   COMMONWEALTH BANKSHARES, INC.
(Exact Name of Registrant as specified in its Charter)              (Exact Name of Registrant as specified in its Charter)

                       Delaware                                                            Virginia
               (State of Incorporation)                                            (State of Incorporation)

                     51-6519143                                                             54-1460991
          (I.R.S. Employer Identification No.)                                 (I.R.S. Employer Identification No.)

           c/o Commonwealth Bankshares, Inc.
                   403 Boush Street                                                         403 Boush Street
                  Norfolk, VA 23510                                                        Norfolk, VA 23510
       (Address of Principal Executive Offices)                                 (Address of Principal Executive Offices)

If this form relates to the registration of a class of            If this form relates to the registration of a class of
securities pursuant to section 12(b) of the Exchange              securities pursuant to section 12(g) of the Exchange Act
Act and is effective pursuant to General Instruction              and is effective pursuant to General Instruction A.(d),
A.(c), please check the following box.  [_]                       please check the following box.  [X]

            Securities Act registration statement file number to which this form relates (if applicable):

                                                      333-63314

                          Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class to be so Registered                       Name of Each Exchange on Which Each Class is to be
                                                                                         Registered

                       None                                                                 None
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      Securities to be registered pursuant to Section 12(g) of the Act:

                  8% Convertible Trust Preferred Securities
                       8% Junior Subordinated Debentures
                   (Liquidation Amount $5.00 per Security)
                    and the Guarantee with respect thereto
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.

         This registration statement relates to the registration under Section
12(g) of the Securities Exchange Act of 1934, as amended, of the 8% Convertible
Trust Preferred Securities (Liquidation Amount $5.00 per Security) of
Commonwealth Bankshares Capital Trust I (the "Convertible Securities"), a
Delaware business trust (the "Trust"), the guarantee with respect to the Convertible Securities issued by Commonwealth Bankshares, Inc. (the
"Guarantee"), a Virginia corporation (the "Company," and together with the Trust, the "Registrants") and the Junior Subordinated Debentures of the Company issued to the Trust ("Subordinated Debentures"). The descriptions of the Convertible Securities, the Guarantee and the Subordinated Debentures to be registered hereunder are set forth under the captions "Description of Convertible Securities," "Description of Guarantee," and "Description of Junior
Subordinated Debt Securities," respectively, in the Prospectus filed by the Registrants with the Securities and Exchange Commission on July 25, 2001 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrants' Registration Statement on Form S-1, Registration No. 333-63314, which was declared effective by the Securities and Exchange Commission on July
23, 2001.
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Item 2.

 Exhibits
 --------

   4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-1, Registration No.
             333-63314, and incorporated herein by reference.

   4.2       Declaration of Trust between the Company and the Trust, included as
             Exhibit 4.2 to the Registrants' Registration Statement on Form S-1,
             Registration No. 333-63314, and incorporated herein by reference.

   4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-1, Registration No. 333-63314, and incorporated herein by reference.

   4.4       Form of Junior Subordinated Indenture between the Company and
             Wilmington Trust Company, as trustee, included as Exhibit 4.4 to the Registrants' Registration Statement on Form S-1, Registration
             No. 333-63314, and incorporated herein by reference.

   4.5 Form of Convertible Security certificate, included as Exhibit 4.5 to the Registrants' Registration Statement on Form S-1,
             Registration No. 333-63314, and incorporated herein by reference.

   4.6       Form of Junior Subordinated Debt Securities, included in Exhibit
             4.4 of the Registrants' Registration Statement on Form S-1,
             Registration No. 333-63344, and incorporated herein by reference.

   4.7 Amendment to Articles of Incorporation dated July 28, 1989, included as Exhibit 3.3 to the Company's Annual Report on Form 10-
             K, filed with the Securities and Exchange Commission on March 20,
             1990, and incorporated herein by reference.

   4.8 Amendment to Articles of Incorporation dated November, 2000, included as Exhibit 3.4 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 20, 2000.

   4.9       Bylaws of the Company, included as Exhibit 3.2 to the Company's
             Registration Statement on Form S-4, filed with the Securities and Exchange Commission on June 15, 1988, and incorporated herein by reference.

   4.10      Form of Guarantee Agreement with respect to the Convertible
             Securities, included as Exhibit 4.7 to the Registrants'
             Registration Statement on Form S-1, Registration No. 333-63314, and incorporated herein by reference.

                                       3
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                                  SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                COMMONWEALTH BANKSHARES CAPITAL TRUST I


Date: July 25, 2001             By: /s/ Edward J. Woodard, Jr.
                                   ---------------------------------------------
                                         Edward J. Woodard, Jr., CLBB
                                         Administrative Trustee


Date: July 25, 2001             By: /s/ John H. Gayle
                                   ---------------------------------------------
                                         John  H. Gayle, Administrative Trustee



                                COMMONWEALTH BANKSHARES, INC.



Date: July 25, 2001             By: /s/ Edward J. Woodard, Jr.
                                   ---------------------------------------------
                                         Edward J. Woodard, Jr., CLBB
                                         President and Chief Executive Officer
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                               INDEX TO EXHIBITS


Exhibit No.                              Description
-----------                              -----------

    4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-1,
                 Registration No. 333-63314, and incorporated herein by reference.

    4.2 Declaration of Trust between the Company and the Trust, included as Exhibit 4.2 to the Registrants' Registration
                 Statement on Form S-1, Registration No. 333-63314, and incorporated herein by reference.

    4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration
                 Statement on Form S-1, Registration No. 333-63314, and incorporated herein by reference.

    4.4          Form of Junior Subordinated Indenture between the Company and
                 Wilmington Trust Company, as trustee, included as Exhibit 4.4 to Registrants' Registration Statement on Form S-1,
                 Registration No. 333-63314, and incorporated herein by reference.

    4.5          Form of Convertible Security certificate, included as Exhibit
                 4.5 to the Registrants' Registration Statement on Form S-1,
                 Registration No. 333-63314, and incorporated herein by reference.

    4.6          Form of Junior Subordinated Debt Securities, included in
                 Exhibit 4.4 of the Registrants' Registration Statement on Form
                 S-1, Registration No. 333-63344, and incorporated herein by reference.

    4.7 Amendment to Articles of Incorporation dated July 28, 1989, included as Exhibit 3.3 to the Company's Annual Report on Form
                 10-K, filed with the Securities and Exchange Commission on March 20, 1990, and incorporated herein by reference.

    4.8 Amendment to Articles of Incorporation dated November, 2000, included as Exhibit 3.4 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 20, 2000.

    4.9          Bylaws of the Company, included as Exhibit 3.2 to the Company's
                 Registration Statement on Form S-4, filed with the Securities and Exchange Commission on June 15, 1988, and incorporated herein by reference.

    4.10         Form of Guarantee Agreement with respect to the Convertible
                 Securities, included as Exhibit 4.7 to the Registrants'
                 Registration Statement on Form S-1, Registration No. 333-63314, and incorporated herein by reference.